F/m Opportunistic ETF
Schedule of Investments
as of May 31, 2024 (Unaudited)

CORPORATE BONDS - 97.6%	Par	Value
Administrative and Support and Waste Management and Remediation Services - 4.8%
Enstar Finance LLC, 5.50% to 01/15/2027 then 5 yr. CMT Rate + 4.01%, 01/15/2042	1,406,000	$1,372,005

Communication Services - 5.0%
Paramount Global, 4.95%, 01/15/2031 (a)	1,610,000	1,441,625

Consumer Discretionary - 9.7%
Ford Motor Co., 3.25%, 02/12/2032	1,753,000	1,440,821
VF Corp., 2.95%, 04/23/2030 (a)	1,675,000	1,353,903
		2,794,724

Energy - 12.6%
Cheniere Energy Partners LP, 4.50%, 10/01/2029	1,461,000	1,388,423
Kinder Morgan, Inc., 5.55%, 06/01/2045	1,531,000	1,436,949
Phillips 66 Partners LP
3.61%, 02/15/2025	65,000	63,996
3.75%, 03/01/2028	500,000	455,092
3.15%, 12/15/2029	325,000	270,695
		3,615,155

Finance and Insurance - 4.8%
Nationwide Financial Services, Inc., 6.75%, 05/15/2037	1,396,000	1,382,969

Financials - 9.9%
Bank of America Corp., 5.88% to 03/15/2028 then 3 mo. Term SOFR + 3.19%, Perpetual	1,446,000	1,419,650
JPMorgan Chase & Co., 4.60% to 02/01/2025 then 3 mo. Term SOFR + 3.13%, Perpetual	1,453,000	1,426,051
		2,845,701

Health Care - 5.0%
Viatris, Inc., 3.85%, 06/22/2040	1,980,000	1,445,351

Industrials - 9.2%
Concentrix Corp., 6.60%, 08/02/2028	1,396,000	1,406,855
Howmet Aerospace, Inc., 6.88%, 05/01/2025	1,225,000	1,236,571
		2,643,426

Information Technology - 10.2%
Autodesk, Inc., 2.40%, 12/15/2031	1,197,000	981,243
Kyndryl Holdings, Inc., 6.35%, 02/20/2034 (a)	1,437,000	1,477,882
VeriSign, Inc., 4.75%, 07/15/2027	479,000	469,785
		2,928,910

Manufacturing - 9.8%
Celanese US Holdings LLC, 6.33%, 07/15/2029	1,373,000	1,409,381
Dell, Inc., 6.50%, 04/15/2038	1,329,000	1,398,851
		2,808,232

Mining, Quarrying, and Oil and Gas Extraction - 4.1%
Freeport Minerals Corp., 9.50%, 06/01/2031	988,000	1,174,485

Professional, Scientific, and Technical Services - 4.8%
Leidos, Inc., 5.75%, 03/15/2033	1,357,000	1,371,020

Utilities - 4.8%
Florida Power & Light Co., 3.80%, 12/15/2042	1,696,000	1,361,109

Wholesale Trade - 2.9%
Ricoh USA, Inc., 6.75%, 12/01/2025	860,000	824,429
TOTAL CORPORATE BONDS (Cost $27,223,929)		28,009,141

MUNICIPAL BONDS - 0.5%	Par	Value
New Hampshire Business Finance Authority
3.25%, 04/01/2028	130,000	102,603
3.96%, 10/01/2031	40,000	34,490
TOTAL MUNICIPAL BONDS (Cost $144,296)		137,093

EXCHANGE TRADED FUNDS - 0.2%	Shares	Value
F/m 3-Year Investment Grade Corporate Bond ETF(b)	1,500	74,822
TOTAL EXCHANGE TRADED FUNDS (Cost $74,850)		74,822

SHORT-TERM INVESTMENTS - 9.7%
Investments Purchased with Proceeds from Securities Lending - 9.7%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.52%(c)	2,802,575	2,802,575
TOTAL SHORT-TERM INVESTMENTS (Cost $2,802,575)		2,802,575

TOTAL INVESTMENTS - 108.0% (Cost $30,245,650)		$31,023,631
Money Market Deposit Account - 0.1%(d)		19,139
Liabilities in Excess of Other Assets - (8.1)%		(2,336,266)
TOTAL NET ASSETS - 100.0%		$28,706,504

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

CMT - Constant Maturity Treasury Rate
SOFR - Secured Overnight Financing Rate

(a)	All or a portion of this security is on loan as of May 31, 2024. The total market value of these securities was $2,744,032 which represented 9.6% of net assets.
(b)	Affiliated company as defined by the Investment Company Act of 1940.
(c)	The rate shown represents the 7-day effective yield as of May 31, 2024.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of May 31, 2024 was 5.17%.

PORTFOLIO VALUATION - The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sales price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter ("OTC") market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. Forward currency exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the RBB, Fund, Inc.’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS - The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

Level 1 -	Prices are determined using quoted prices in active markets for identical securities.
Level 2 -	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 -	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of Returns the end of the date range, in valuing the Fund’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	–	28,009,141	–	28,009,141
Municipal Bonds	–	137,093	–	137,093
Exchange Traded Funds	74,822	–	–	74,822
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	2,802,575
Total Investments	74,822	28,146,234	–	31,023,631

Refer to the Schedule of Investments for additional information.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

 At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended May 31, 2024, the Fund had no Level 3 transfers.

For more information with regard to significant accounting policies, see the most recent annual report or prospectus filed with the Securities and Exchange Commission.